Note 6 - Premises and Equipment - Major Classifications of Premises and Equipment (Details) - USD ($) $ in Thousands	Dec. 31, 2021	Dec. 31, 2020
Land and land improvements	$ 2,963	$ 2,963
Building and leasehold improvements	16,531	16,239
Furniture, fixtures, and equipment	9,596	9,395
Financing right-of-use assets	4,491	4,737
Total premises and equipment	33,581	33,334
Less accumulated depreciation and amortization	16,309	15,001
Total premises and equipment, net	$ 17,272	$ 18,333